                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 10, 2002

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on April 10, 2002 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of March 1, 2002 through March 31, 2002.



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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ADVANTA EQUIPMENT RECEIVABLES
                                          SERIES 2000-1 LLC,
                                          As Registrant

                                          By     /s/  MARK SHAPIRO
                                                 -----------------

                                          Name:  Mark Shapiro
                                          Title: Manager

Dated: April 10, 2002



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                              Exhibit Index

Exhibit No.                                                               Page
-----------                                                               ----
      21.1      Monthly Servicer's Certificate dated April 10, 2002        8
                prepared by the Servicer and sent to the Trustee
                pursuant to Section 2.01 (a) of the Series 2000-1
                Transfer and Servicing Agreement covering the period
                of March 1, 2002 through  March 31, 2002.




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For the March 2002 collection period, the Loss Trigger Level Percentage increased from 6.00% to 7.25%. The change in the Loss Trigger Level Percentage has resulted in a cure of the trigger event starting in March 2002. Previously we had hit the Cumulative Net Loss Percentage trigger event as of the end of October 2001 collection period. At that time the Cumulative Net Loss Percentage exceeded the Loss Trigger Level Percentage of 6.00%.

Since the trigger event cured, payment of the monthly principal payment amount to each of the classes based upon the Class A percentage, Class B percentage, Class C percentage, Class D percentage, Class E percentage and Class F percentage has resumed. It should be noted that the payment allocations made following the trigger event resulted in overdue principal amounts payable on the Class B, Class D, Class E and Class F notes. During such time that the trigger event is cured, all overdue principal amounts will be paid in full, in accordance with the deal documents, to the Class B, then to the Class C, then to the Class D and, finally, Class E.

At this time, we expect the trigger event cure to last between three and five months. If the portfolio performance continues to improve, the trigger event cure may last longer.

If a trigger event recurs, principal payments would be made sequentially, so that available funds, after paying amounts due to the trustee and the servicer and after paying interest on the notes, would be applied to pay the full principal amount of each class before any amount is used to pay the next class. As such, principal would be paid in full on Class A-2, then Class A-3, then Class B, then Class C, then Class D, then Class E and, finally, Class F.




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